SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): October 9, 2002
                                ______________

                           ICG COMMUNICATIONS, INC.
                                ______________

              (Exact Name of Registrant as Specified in Charter)

       DELAWARE                  1-11965                   84-1342022
---------------------    ------------------------    ----------------------
(State or Other          (Commission File Number)         (IRS Employer
 Jurisdiction of                                        Identification No.)
Incorporation)

            ICG Communications, Inc.
            161 Inverness Drive West
            Englewood, CO                                80112
        (Address of Principal Executive                (Zip Code)
                   Offices)

      Registrant's telephone number, including area code: (303) 414-5000
                                ______________



             _____________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)



Item 3. Bankruptcy or Receivership.

As previously reported, on November 14, 2000, ICG Communications, Inc., a Delaware corporation ("ICG" or the "Company"), and its affiliated debtor subsidiaries filed a petition for reorganization under Chapter 11 of the United States Bankruptcy Code, Case No. 00-4238 (PJW), in the U.S. Bankruptcy Court for the District of Delaware located in Wilmington, Delaware (the "Court"). During the course of the proceedings, the Company operated its business and managed its properties and assets as a debtor-in-possession. On December 19, 2001, the Company filed a Joint Plan of Reorganization and accompanying disclosure statement. On February 25, 2002, the Company filed the First Amended Joint Plan of Reorganization and accompanying disclosure statement. On April 3, 2002, the Company filed the Second Amended Joint Plan of Reorganization of ICG Communications, Inc. and its Affiliated Debtors and Debtors in Possession (the "Plan") together with the accompanying Disclosure Statement with Respect to Second Amended Joint Plan of Reorganization of ICG Communications, Inc. and its Affiliated Debtors and Debtors in Possession (the "Disclosure Statement"). On July 26, 2002, the Company filed the Modification to the Second Amended Joint Plan of Reorganization of ICG Communications, Inc. and its Affiliated Debtors and Debtors in Possession, (the "Modification," and the Plan, as modified by the Modification, the "Modified Plan"). On August 23, 2002, the Court approved the Supplemental Disclosure With Respect to Second Amended Joint Plan of Reorganization of ICG Communications, Inc. and its Affiliated Debtors and Debtors in Possession, (the "Supplement"). On October 7, 2002, Logan and Company, the Company's balloting agent, filed an affidavit indicating that the Modified Plan had been accepted by all classes entitled to vote on the Modified Plan.

On October 9, 2002, the Court entered an order confirming the Plan. A copy of the order confirming the Modified Plan is filed herewith as Exhibit 2.9 (the "Confirmation Order"). On October 10, the Company's Modified Plan became effective and the Company emerged from U.S. Bankruptcy Chapter 11 protection. On October 10, 2002, the Company issued a press release related to the foregoing and a copy is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

A description of the Modified Plan is set forth in the Confirmation Order and the Disclosure Statement. The principal provisions of the Modified Plan are as follows:

 o Holders of allowed general unsecured claims against the Company will receive one hundred percent (100%) of the initially issued common stock of reorganized ICG (the "New Common Shares"). The allocation of New Common Shares is based upon the ultimate aggregate amount of allowed general unsecured claims against (i) the operating companies owned directly or indirectly by ICG Holdings, Inc. ("ICG Holdings"), including ICG Telecom Group, Inc. ("ICG Telecom" and, together with ICG Communications, Inc., ICG Holdings and ICG Telecom's subsidiaries, the "Holdings Debtors") and (ii) ICG Services, Inc., ICG Equipment, Inc., ICG NetAhead and ICG Mountainview, Inc., (the "Services Debtors"), respectively, and adjusted in settlement of certain intercompany claim issues. Based upon claim estimates contained in the Modified Plan, approximately fifty-nine and one-half percent (59.5%) of the New Common Shares will be distributed pro rata to holders of general unsecured claims against the Holdings Debtors and approximately forty and one-half percent (40.5%) of the New Common Shares will be distributed pro rata to holders of general unsecured claims against the Services Debtors.

 o Holders of general unsecured claims against the Holdings Debtors will be issued a pro rata share of warrants for the purchase of approximately ten percent (10%) of the New Common Shares at a strike price based upon an implied total equity value of Reorganized ICG of $77.3 million (the "New Holdings Creditor Warrants"). A description of the terms of the New Holdings Creditor Warrants is set forth in
         Section V.F of the Disclosure Statement.

 o Cerberus Capital Management, L.P. ("CCM") will arrange a $25 million senior subordinated secured term loan for reorganized ICG (the "New Senior Subordinated Term Loan"), the proceeds of which will be distributed pro rata to holders of the Company's prepetition secured bank debt. The lenders of the New Senior Subordinated Term Loan shall receive a closing fee in the form of warrants to purchase 200,000 additional New Common Shares, on substantially the same terms as the New Holdings Creditor Warrants. The balance of the Company's prepetition secured bank debt, aggregating approximately $59.6 million, will be converted to new secured debt of reorganized ICG (the "New Secured Notes"). A description of the terms of the New Senior Subordinated Term Loan can be found in Section V.G of the Disclosure Statement. A description of the terms of the New Secured Notes is set forth in Section V.F of the Disclosure Statement.

 o The lenders of the New Senior Subordinated Term Loan shall receive warrants to purchase additional New Common Shares equal to five percent (5%) of the total issued and outstanding New Common Shares (on a fully diluted basis, before the Management Option Plan), with a strike price of $.01.

 o Options to purchase seven percent (7%) of the aggregate New Common Shares outstanding on a fully diluted basis will be granted to employees designated in the management option plan (the "Management Option Plan"). The Management Option Plan will reserve options to purchase one-half of one percent (0.5%) of the aggregate New Common Shares for future awards by the board of reorganized ICG.

As of September 30, 2002, there were 55,244,915 shares of the Company's old common stock outstanding (the "Old Common Stock"), all of which were cancelled on the effective date of the Modified Plan. Prior to the Petition Date, the Company also issued the following preferred securities (the "Old Preferred Shares"): (i) 50,000 shares of ICG Communications, Inc. 8% Series A-1 Convertible Preferred Securities due 2015; (ii) 23,000 shares of ICG Communications, Inc. 8% Series A-2 Convertible Preferred Securities due 2015;
(iii) 2,000 shares of ICG Communications, Inc. 8% Series A-3 Convertible Preferred Securities due 2015; (iv) 1,107,585 shares of ICG Funding, LLC Exchangeable Preferred Securities Mandatorily Redeemable 2009; (v) 13,029.25 shares of ICG Communications, Inc. 6 3/4% Preferred Stock Mandatorily Redeemable 2009; (vi) 162,071 shares of ICG Holdings, Inc. 14% Preferred Stock Mandatorily Redeemable 2008; (vii) and 272,510 shares of ICG Holdings, Inc. 14 1/4% Preferred Stock Mandatorily Redeemable 2007, all of which were cancelled on the effective date of the Modified Plan. Under the provisions of the Modified Plan, the Old Common Stock and Old Preferred Shares have been canceled.

As of the effective date of the Modified Plan, the Company will issue a total of 8,000,000 New Common Shares to all holders of claims filed and allowed under the Modified Plan.

A statement of the assets and liabilities of the Company is contained in the Company's Quarterly Report on Form 10-Q filed with the United States Securities and Exchange Commission on August 14, 2002, which is incorporated by reference herein.

In accordance with the Modified Plan, each of the Company's directors resigned as of the effective date of the Modified Plan and the following persons comprise the initial board of directors of Reorganized ICG: Randall E. Curran; John Scarpati and Timothy Price (designees of CCM) and Joseph R. Thornton and William J. Connors (designees of W.R. Huff Asset Management Co., LLC.).

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

DESCRIPTION

         (c) Exhibits.

         2.5 Second Amended Joint Plan of Reorganization of ICG Communications, Inc. and its Affiliated Debtors and Debtors in Possession dated April 3, 2002, filed as Exhibit 2.2 to the Company's Form 8-K dated June 4, 2002, and incorporated herein by reference.

         2.6 Disclosure Statement with Respect to Second Amended Joint Plan of Reorganization of ICG Communications, Inc. and its Affiliated Debtors and Debtors in Possession dated April 3, 2002, filed as Exhibit 2.3 to the Company's Form 8-K dated June 4, 2002, and incorporated herein by reference.

         2.7 Modification to the Second Amended Joint Plan of Reorganization of ICG Communications, Inc. and its Affiliated Debtors and Debtors in Possession dated July 26, 2002, filed as Exhibit 2.7 to the Company's Form 8-K dated August 9, 2002, and incorporated herein by reference.

         2.8 Supplemental Disclosure with Respect to Second Amended Joint Plan of Reorganization of ICG Communications, Inc. and its Affiliated Debtors and Debtors in Possession dated August 23, 2002.

         2.9 Findings of Fact, Conclusions of Law, and Order Confirming Second Amended Joint Plan of Reorganization of ICG Communications, Inc. and its Affiliated Debtors and Debtors in Possession, as Modified, dated October 9, 2002.

         3.1 Amended and Restated Certificate of Incorporation of ICG Communications, Inc. filed with the office of the Secretary of State of the State of Delaware on October 10, 2002.

         3.2 Amended and Restated Bylaws of ICG Communications, Inc., effective as of October 10, 2002.

         13.1 ICG Communications, Inc.'s Quarterly Report on Form 10-Q filed with the United States Securities and Exchange Commission on August 14, 2002, and incorporated herein by reference.

         99.1 Press Release issued by ICG Communications, Inc. on October 10, 2002.



                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 17, 2002                      ICG COMMUNICATIONS, INC.


                                            By: /s/  Bernard L. Zuroff
                                            ------------------------------
                                            Bernard L. Zuroff
                                            Executive Vice President,
                                            General Counsel and Secretary



                                 EXHIBIT INDEX

         2.5 Second Amended Joint Plan of Reorganization of ICG Communications, Inc. and its Affiliated Debtors and Debtors in Possession dated April 3, 2002, filed as Exhibit 2.2 to the Company's Form 8-K dated June 4, 2002, and incorporated herein by reference.

         2.6 Disclosure Statement with Respect to Second Amended Joint Plan of Reorganization of ICG Communications, Inc. and its Affiliated Debtors and Debtors in Possession dated April 3, 2002, filed as Exhibit 2.3 to the Company's Form 8-K dated June 4, 2002, and incorporated herein by reference.

         2.7 Modification to the Second Amended Joint Plan of Reorganization of ICG Communications, Inc. and its Affiliated Debtors and Debtors in Possession dated July 26, 2002, filed as Exhibit 2.7 to the Company's Form 8-K dated August 9, 2002, and incorporated herein by reference.

         2.8 Supplemental Disclosure with Respect to Second Amended Joint Plan of Reorganization of ICG Communications, Inc. and its Affiliated Debtors and Debtors in Possession dated August 23, 2002.

         2.9 Findings of Fact, Conclusions of Law, and Order Confirming Second Amended Joint Plan of Reorganization of ICG Communications, Inc. and its Affiliated Debtors and Debtors in Possession, as Modified, dated October 9, 2002.

         3.1 Amended and Restated Certificate of Incorporation of ICG Communications, Inc. filed with the office of the Secretary of State of the State of Delaware on October 10, 2002.

         3.2 Amended and Restated Bylaws of ICG Communications, Inc., effective as of October 10, 2002.

         13.1 ICG Communications, Inc.'s Quarterly Report on Form 10-Q filed with the United States Securities and Exchange Commission on August 14, 2002, and incorporated herein by reference.

         99.1 Press Release issued by ICG Communications, Inc. on October 10, 2002.